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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 1, 2000



            METRICOM, INC.                        METRICOM FINANCE, INC.
(Exact name of registrant as specified    (Exact name of registrant as specified
            in its charter)                           in its charter)
               DELAWARE                                  DELAWARE
     (State or other jurisdiction           (State of or other jurisdiction of
           of incorporation)                          incorporation)
              77-0294597                                77-0529272
   (IRS Employer Identification No.)         (IRS Employer Identification No.)
                0-19903                                333-91359-01
       (Commission File Number)                  (Commission File Number)




                             980 UNIVERSITY AVENUE,
                        LOS GATOS, CALIFORNIA 95030-2375
              (Address of principal executive offices and zip code)

       Registrants' telephone number, including area code: (408) 399-8200





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ITEM 5. OTHER EVENTS.

        On February 7, 2000, Metricom, Inc. closed a public offering of 5,000,000 shares of its common stock at a price to the public at $87.00 per share. The common stock offering was led by Lehman Brothers Inc. and Salomon Smith Barney Inc., as joint book-running managers, and Merrill Lynch, Pierce, Fenner and Smith Incorporated, Chase H & Q and J.P. Morgan & Co., as co-managers. On February 9, 2000, Metricom, Inc. closed the sale of an additional 750,000 shares of its common stock, at the same public offering price per share, following exercise by the underwriters of their over-allotment option. The estimated aggregate net proceeds to Metricom, Inc. from the common stock offering (including the over-allotment option), after deducting underwriting discounts and commissions and estimated offering expenses was approximately $473.2 million.

        Concurrently with the initial closing of the common stock offering of Metricom, Inc., Metricom, Inc and Metricom Finance, Inc. closed a public offering of $300 million principal amount of 13% senior notes due 2010 (the "Notes") and 300,000 warrants to purchase an aggregate of 1,425,000 shares of common stock of Metricom, Inc. (the "Warrants"). The Notes were sold together with the Warrants. For each $1000 principal amount of the Notes purchased, the holder acquired a warrant to purchase 4.75 shares of common stock of Metricom, Inc. at an initial exercise price of $87.00 per share. The Warrants are exercisable at any time after August 15, 2000 and, unless exercised earlier, will expire on February 15, 2010. The offering of the Notes and Warrants was led by Lehman Brothers Inc., as sole book-running manager, and Salomon Smith Barney, Inc., Chase Securities Inc., J.P. Morgan & Co. and Merrill Lynch & Co., as co-managers. The aggregate available net proceeds from the Notes offering and the related Warrants offering was approximately $218.7 million, after deducting underwriting discounts and commissions and after depositing approximately $73.1 million in a pledge account to secure the payment of the first four scheduled interest payments on the Notes.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (C) Exhibits.

             EXHIBIT NO.        DESCRIPTION

                1.1 Underwriting Agreement dated February 1, 2000 among Metricom, Inc., Metricom Finance, Inc. and the underwriters named therein.

                1.2 Terms Agreement dated February 1, 2000 between Metricom, Inc. and the underwriters named therein relating to the issuance and sale of 5,750,000 shares of Common Stock of Metricom, Inc.

                1.3 Terms Agreement dated February 2, 2000 among Metricom, Inc., Metricom Finance, Inc. and the underwriters named therein relating to the issuance and sale of $300,000,000 aggregate principal amount of their 13% Senior Notes due 2010.

                1.4 Terms Agreement dated February 2, 2000 among Metricom, Inc., Metricom Finance, Inc. and the underwriters named therein relating to the issuance and sale of 300,000 warrants to purchase an aggregate of 1,425,000 shares of Common Stock of Metricom, Inc.

                4.1 First Supplemental Indenture for Senior Notes dated February 7, 2000 between Metricom, Inc., Metricom Finance, Inc. and Bank One Trust Company, N.A.

                4.2 Warrant Agreement dated February 7, 2000 among Metricom, Inc., Bank One Trust Company, as initial warrant agent and BankBoston N.A., as warrant agent.

                4.3 Warrant Certificate dated February 7, 2000 between Metricom, Inc. and Bank One Trust Company.

                4.4 Global Note dated February 7, 2000, in an aggregate principal amount of $300,000,000, issued by Metricom, Inc. and Metricom Finance, Inc.



                                       2.

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                          SIGNATURES OF METRICOM, INC.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: February 10, 2000                        METRICOM, INC.


                                               By: /s/ James E. Wall
                                                   ----------------------------
                                                   James E. Wall
                                                   Chief Financial Officer



                      SIGNATURES OF METRICOM FINANCE, INC.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:   February 10, 2000                      METRICOM FINANCE, INC.


                                               By: /s/ James E. Wall
                                                   ----------------------------
                                                   James E. Wall
                                                   Chief Financial Officer






                                       3.
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                                  EXHIBIT INDEX



EXHIBIT
NUMBER         DESCRIPTION
------         -----------
1.1            Underwriting Agreement dated February 1, 2000 among Metricom,
               Inc., Metricom Finance, Inc. and the underwriters named therein.

1.2 Terms Agreement dated February 1, 2000 between Metricom, Inc. and the underwriters named therein, relating to the issuance and sale of 5,750,000 shares of Common Stock of Metricom, Inc.

1.3            Terms Agreement dated February 2, 2000 among Metricom, Inc.,
               Metricom Finance, Inc. and the underwriters named therein relating to the issuance and sale of $300,000,000 aggregate principal amount of their 13% Senior Notes due 2010.

1.4            Terms Agreement dated February 2, 2000 among Metricom, Inc.,
               Metricom Finance, Inc. and the underwriters named therein,, relating to the issuance and sale of 300,000 warrants to purchase an aggregate of 1,425,000 shares of Common Stock of Metricom, Inc.

4.1            First Supplemental Indenture for Senior Notes dated February 7,
               2000 between Metricom, Inc., Metricom Finance, Inc. and Bank One
               Trust Company, N.A.

4.2            Warrant Agreement dated February 7, 2000 among Metricom, Inc.,
               Bank One Trust Company, as initial warrant agent and BankBoston
               N.A., as warrant agent.

4.3            Warrant Certificate dated February 7, 2000 between Metricom, Inc.
               and Bank One Trust Company.

4.4 Global Note dated February 7, 2000, in an aggregate principal amount of $300,000,000, issued by Metricom, Inc. and Metricom
               Finance, Inc.